BINDING LETTER OF AGREEMENT - MARCH 1, 2005


     EAPI ENTERTAINMENT, INC. (Name to be changed to Organic Recycling Technologies Inc.)

     AND

     MILVERTON CAPITAL CORPORATION


Milverton Capital Corporation (the "Consultant") as a consultant to Organic Recycling Technologies Inc. (name to be changed from EAPI Entertainment, Inc.) (the "Company") agree as follows:

1) The Consultant and the Company agree that based upon the work need to be completed within the Company, the Company agrees to trigger the consultant a fee of CDN $835,000. This fee represents all work to date up until March 31, 2005.
2) The Company and the consultants agree that a new binding contract is to be prepared to effective April 1, 2005 going forward. This master consulting contract will define all services.
3) The various consultants will continue to provide the administration, records maintenance and support of Organic Recycling Technologies Inc. and its various subsidiaries for review and approval by the management executive committee and the Board of Directors;
4) The various consultants will continue to provide accounting work for the company and ensure completion of the annual and quarterly filings for review and by the management executive committee and the Board of Directors;
5) The various consultants will continue to provide the individual and team support and assistance with marketing and public relations for Organic Recycling Technologies Inc. for review and approval by the management executive committee and the Board of Directors;
6) The various consultants will continue to supply their talents and extensive network of recycling, waste management, venture capitalist and finance contacts and the marketing and public relations network developed over the past years to Organic Recycling Technologies Inc.;

REQUIREMENTS:


     A) Master Consulting contract with Organic Recycling Technologies Inc. (Name to be changed from EAPI Entertainment, Inc.);
          (i)  Scope of work required for each consultant;


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          (ii) Contract including a monthly fee;
         (iii) Contract term recommended as 5 year contract;
          (iv) Confidentiality and non-disclosure terms, that all information of the Company is confidential and can not be disclosed without corporate authorization;


IN WITNESS WEREOF the parties have agreed to the above letter of understanding on the day and year first above written.


Agreed to by Milverton Capital Corporation:

/s/ Rene  Branconnier

_____________________________________
Authorized signature

March 1, 2005

_____________________________________
Date


Agreed to by EAPI Entertainment, Inc. (Name to be changed to Organic Recycling Technologies Inc.):

/s/ Ralph Petruzzo

_____________________________________
Authorized Signature

March 1, 2005

_____________________________________
Date


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